Associated Banc-Corp Investor Presentation THIRD QUARTER 2016 Exhibit 99.1

FORWARD-LOOKING STATEMENTS Important note regarding forward-looking statements: Statements made in this presentation which are not purely historical are forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. This includes any statements regarding management’s plans, objectives, or goals for future operations, products or services, and forecasts of its revenues, earnings, or other measures of performance. Such forward-looking statements may be identified by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “estimate,” “should,” “will,” “intend,” “outlook” or similar expressions. Forward-looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties. Actual results may differ materially from those contained in the forward-looking statements. Factors which may cause actual results to differ materially from those contained in such forward-looking statements include those identified in the Company’s most recent Form 10-K and subsequent SEC filings. Such factors are incorporated herein by reference. Trademarks: All trademarks, service marks, and trade names referenced in this material are official trademarks and the property of their respective owners. 1

Serving over 1 million customers in over 100 communities across 8 states1 Headquartered in Green Bay, Wisconsin 216 branches Second Quarter 2016 $29 billion assets and largest bank headquartered in Wisconsin $1 billion revenue (last twelve months) ASSOCIATED BANK FRANCHISE 2 1 – Retail banking locations in Wisconsin, Illinois and Minnesota and commercial financial offices in Indiana, Michigan, Missouri , Ohio and Texas All trademarks, service marks, and trade names referenced in this material are official trademarks and the property of their respective owners $20 billion of deposits enhanced by extensive affinity programs Deposits (%) and Branches WI 67% 156 branches IL 26% 40 MN 7% 20

Eight of the top 10 cities by highest VantageScore4 are in the upper Midwest Associated Bank has seen declining and low consumer losses ATTRACTIVE MIDWEST MARKETS 3.8% 4.0% 4.2% 4.5% 4.6% 4.8% 5.0% 6.2% MN IA WI MO MI IN OH IL Midwest holds ~30% of all U.S. manufacturing jobs2 1 – U.S. Census Bureau, Annual Estimates of the Resident Population, 2015 2 – U.S. Bureau of Labor Statistics, Manufacturing Industry Employees, June 2016 (preliminary) 3 – U.S. Bureau of Labor Statistics, Unemployment Rates by State, seasonally adjusted, June 2016 4 – Experian, 2015 State of Credit report, VantageScore registered trademark Midwest holds ~20% of the U.S. population1 Large Demographic Base Manufacturing Centric Low Unemployment Rates3 Strong Consumer Credit 3 YTD 2016 12 bps Annualized total consumer net charge offs

4 EVOLVING DELIVERY MODEL LESS BRANCH CENTRIC; MORE MOBILE AND ENHANCED 24/7 ACCESS Mobile banking is accessed by nearly 30% of our consumer deposit customers Mobile deposits are our most cost effective deposit-taking platform Deposits ~50% from 2007 Branches ~30% from 2007 Completed extensive branch revitalization & modernization 2012—2015 ATM transactions represent over 30% of all deposit and withdrawal activity1 ATM deposit transactions 300% from January 2012 Over 90% of our Corporate Banking customers’ deposit activity1 is executed via lockbox or remote deposit In June 2016, over 50% of all deposit and withdrawal activity1 occurred outside our branches 1 – Excludes ACH and wire transfer activity

$1.9 $1.6 $1.5 $1.5 $1.4 $4.4 $4.6 $4.8 $5.4 $6.1 $3.3 $3.7 $4.0 $4.1 $4.7 $5.0 $5.9 $6.5 $7.2 $7.5 2Q 2012 2Q 2013 2Q 2014 2Q 2015 2Q 2016 $15.7 $14.6 $16.6 $18.2 $19.6 5 ORGANIC BALANCE SHEET GROWTH (AVERAGE BALANCES, $ IN BILLIONS) $2.3 $1.9 $1.6 $1.6 $1.5 $1.1 $1.2 $1.3 $1.4 $1.4 $2.1 $2.9 $2.9 $3.3 $3.6 $3.7 $4.2 $4.1 $4.3 $5.0 $5.9 $6.9 $7.3 $9.1 $8.7 2Q 2012 2Q 2013 2Q 2014 2Q 2015 2Q 2016 $17.1 $15.1 $17.2 $19.6 $20.3 Money market Noninterest- bearing demand Interest- bearing demand Savings Time deposits Commercial & business lending Residential mortgage Home equity and Other consumer Commercial real estate leading Loans Deposits

Community, Consumer, and Business (47% of Average Loans) Corporate and Commercial Specialty (52% of Average Loans) Consumer and Commercial Banking Branch Banking Commercial Banking Residential Lending Payments and Direct Channels Community Markets Eau Claire, WI La Crosse, WI Central Wisconsin Rockford, IL Peoria, IL Southern Illinois Rochester, MN Private Client and Institutional Services Private Banking Personal Trust Asset Management Retirement Plan Services Associated Financial Group Associated Investment Services Corporate Banking Corporate Lending Specialized Lending Verticals Commercial Deposits and Treasury Management Capital Markets Commercial Real Estate CRE Lending Real Estate Investment Trusts CRE Syndications CRE Tax Credits DIVERSE BUSINESS LINES 6

Insurance commissions 27% Service charges on deposit accounts 20% Card-based and other nondeposit fees 15% Trust service fees 14% Mortgage banking, net 5% Brokerage and annuity commissions 5% Capital market fees, net 5% Other2 9% Commercial and business lending 29% Commercial real estate lending 20% Residential mortgage 24% Investments and other 19% Retail 8% BALANCED REVENUE STREAMS SECOND QUARTER 2016 1 – Interest income on a fully tax-equivalent basis 2 – Other includes Bank owned life insurance income; Asset gains (losses), net; Investment securities gains, net; and Other 7 $202 million 71% $82 million 29% Interest Income Composition1 Noninterest Income Composition

DISCIPLINED CREDIT APPROACH INTERNAL PORTFOLIO MANAGEMENT LEADS TO PURPOSEFUL DIVERSIFICATION 8 Asset Class Geography Industry / Property 30-40% 38% 30-40% 24% 30-40% 38% Target 2Q 2016 average Commercial & Business CRE Consumer  Focused on growth within our Upper Midwest footprint, and select national specialty businesses and markets  Industry and property type caps ensure granular diversification  Balanced portfolio of Commercial and Business, Commercial Real Estate and Consumer credit 30% 41% 18% 37% 9% 13% 14% 8% 8% 21% 1% Total Commercial Consumer WI IL MN Other Midwest Texas Other 11% 81% 11% 13% 6% 8% 7% 3% 2% Total Commercial Consumer Residential mortgage Manufacturing Utilities Construction (C&BL) Home equity Multi-Family Office / Mixed Industrial 1 – Excludes $0.4 billion in other consumer loans 2 – Other Midwest includes Missouri, Indiana, Ohio, Michigan and Iowa 1 2 See slide 20 for complete industry and property type detail

CREDIT QUALITY TRENDS ($ IN MILLIONS) $140 $180 $178 $251 $281 $60 $84 $124 $150 $176 2Q 2015 3Q 2015 4Q 2015 1Q 2016 2Q 2016 Oil and Gas $149 $134 $158 $157 $154 $11 $13 $20 $129 $129 2Q 2015 3Q 2015 4Q 2015 1Q 2016 2Q 2016 Oil and Gas Potential Problem Loans Nonaccrual Loans $9 $8 $8 $4 $2 $13 $19 2Q 2015 3Q 2015 4Q 2015 1Q 2016 2Q 2016 Oil and Gas Net Charge Offs Allowance to Total / Oil and Gas Loans 1.4% 1.4% 1.5% 1.4% 1.4% 3.4% 3.8% 5.6% 6.5% 5.6% 2Q 2015 3Q 2015 4Q 2015 1Q 2016 2Q 2016 ALLL / Total Loans Oil and Gas ALLL / Oil and Gas Loans 9 $200 $264 $302 $401 $457 $160 $147 $178 $286 $21 $283 $17

 Houston based  9 staff, including 2 in-house engineers  90 years of combined experience $26, 3.4% $29, 3.8% $42, 5.6% $49, 6.5% $42, 5.6% OIL AND GAS LENDING UPDATE  Spring redeterminations: Complete; the reviews have largely resulted in borrowing base decreases  New business: New loan fundings of $86 million; offset by repayments and charge offs  Energy reserves: Declined due to charge offs; returned to prior year end level 1 – Based on borrowers’ % revenue from oil/gas 10  ~$1 billion in exposure  4% of total loans  57 credits  Exclusively focused on the upstream sector  Exposure is approximately 60% oil and 40% gas1  100% of loans are reserve secured Management Second Quarter Update Portfolio Mix Underwriting $658 $587 $522 $402 $387 $88 $158 $210 $225 $240 $11 $13 $20 $129 $129 2Q 2015 3Q 2015 4Q 2015 1Q 2016 2Q 2016 Pass Criticized / Classified Nonaccrual $757 $758 $752 $756 $756 Period End Loans by Credit Quality and Related Reserves ($ millions)

 Branch Closures & Staffing Initiatives  Enhanced Automation  Operational Efficiencies  Technology Investments  Compliance  Branch Upgrades  Marketing Investments  Talent Acquisition 72.6% 69.2% $67 $75 $80 $84 $40 $237 $212 $210 $209 $104 $381 $397 $390 $405 $204 2012 2013 2014 2015 YTD 2016 Technology and Equipment Other Personnel $685 $684 $680 EXPENSE CONTROL ($ IN MILLIONS) 11 $698 Automation and investments are driving better efficiency over time $348 70.6% 67.6% Federal Reserve efficiency ratio Fully tax-equivalent efficiency ratio1 1 – The fully tax-equivalent efficiency ratio is a non-GAAP financial measure, which is defined by the Federal Reserve guidance as noninterest expense (which includes the provision for unfunded commitments), excluding other intangible amortization, divided by the sum of fully tax-equivalent net interest income plus noninterest income, excluding investment securities gains / losses, net. Please refer to the appendix for a reconciliation of this measure to “efficiency ratio” as defined by the Federal Reserve.

PRUDENT CAPITAL MANAGEMENT 12 Funding Organic Growth Paying a Competitive Dividend Non-organic Growth Opportunities Share Buybacks and Redemptions 173 167 161 151 150 2Q 2012 2Q 2013 2Q 2014 2Q 2015 2Q 2016 Common Shares Outstanding Diluted (average, in millions) $0.05 $0.08 $0.09 $0.10 $0.11 2Q 2012 2Q 2013 2Q 2014 2Q 2015 2Q 2016 Dividends Per Share 12.04% 11.49% 10.72% 9.31% 9.17% 2Q 2012 2Q 2013 2Q 2014 2Q 2015 2Q 2016 Common Equity Tier 11 Ratio $11.07 $11.28 $12.11 $11.90 $12.72 2Q 2012 2Q 2013 2Q 2014 2Q 2015 2Q 2016 Tangible Book Value Per Share 1 2 3 4 1 – Prior to 2015, the regulatory capital requirements effective for the Corporation followed the Capital Accord of the Basel Committee on Banking Supervision ("Basel I"). Beginning January 1, 2015, the regulatory capital requirements effective for the Corporation follow Basel III, subject to certain transition provisions.

SECOND QUARTER RECAP Net income available to common equity of $47 million, or $0.31 per common share 13 Enhanced Customer Experience Record levels of ATM and mobile deposits 50% increase in mobile deposits from the year ago quarter Organic Balance Sheet Growth Average loans were up $719 million from the first quarter Total average commercial lending grew 5% from the first quarter Diverse Business Lines Recognized record insurance commissions of $22 million in the second quarter Card-based fees, brokerage and annuity commissions, service charges, and trust service fees all increased from the first quarter Disciplined Credit Approach Balanced loan growth across commercial, CRE, and consumer businesses Loan mix by asset class was unchanged from the first quarter Expense Control On target for 5th straight year of efficiency improvement Prudent Capital Management Dividend payout ratio of 35% Return on average common equity Tier 1 (CET1) of 9.9%

2016 OUTLOOK 14  High single digit annual average loan growth  Maintain Loan to Deposit ratio under 100%  In the absence of Federal Reserve action to raise rates, NIM expected to be approximately flat  Approximately flat to prior year NONINTEREST EXPENSE  Approximately flat to prior year  Continue to follow stated corporate priorities for capital deployment  Dependent on loan growth and changes in risk grade or other indications of credit quality CAPITAL PROVISION oninterest Expense Balance Sheet Net Interest Margin Noninterest Income apital rovision

Earnings Per Share 16% 5 Year CAGR Dividends 62% 5 Year CAGR Annualized Shareholder Return 8.4% Dec 1, 2009 – Jun 30, 2016 Return on average common equity Tier 1 9.2% YTD 2016 DELIVERING LONG TERM VALUE 15 6.7% 9.2% FY 2011 YTD 2016 $0.01 $0.11 2Q 2011 2Q 2016 Earnings Per Share Dividends $0.15 $0.31 2Q 2011 2Q 2016 18% 70% Three Year From December 1, 2009 Shareholder Gain Return on Avg CET1 As of June 30, 2016

APPENDIX

$165 $170 $169 $171 $176 $1 $1 $2 $1 $1 2Q 2015 3Q 2015 4Q 2015 1Q 2016 2Q 2016 Interest Recoveries, Prepayment Fees, & Deferred Fees Net Interest Income Net of Interest Recoveries, Prepayment Fees, & Deferred Fees 2.83% 2.82% 2.82% 2.81% 2.81% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% $- $4 $8 $12 $16 $20 $24 $28 $32 $36 $40 $44 $48 $52 $56 $60 $64 $68 $72 $76 $80 $84 $88 $92 $96 $100 $104 $108 $112 $116 $120 $124 $128 $132 $136 $140 $144 $148 $152 $156 $160 $164 $168 $172 $176 $180 Net Interest Margin 3.15% 3.13% 3.14% 3.16% 3.12% 2Q 2015 3Q 2015 4Q 2015 1Q 2016 2Q 2016 3.38% 3.38% 3.37% 3.41% 3.35% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% $140 $144 $148 $153 $157 $161 $165 $169 $174 $178 Yield on Interest-earning Assets Net Interest Income & Net Interest Margin Total Interest-earning Yield NET INTEREST INCOME AND MARGIN TRENDS ($ in millions) 0.21% 0.22% 0.22% 0.30% 0.31% 2Q 2015 3Q 2015 4Q 2015 1Q 2016 2Q 2016 Interest-bearing Deposit Costs Other Funding Costs 0.40% 0.40% 0.41% 0.39% $171 Total Loan Yield $172 0.45% $171 $166 $177 Cost of Interest-bearing Liabilities 17

$10 $7 $8 $4 $4 2Q 2015 3Q 2015 4Q 2015 1Q 2016 2Q 2016 NONINTEREST INCOME TRENDS ($ IN MILLIONS) Mortgage Banking (net) Income $66 $64 $63 $65 $67 2Q 2015 3Q 2015 4Q 2015 1Q 2016 2Q 2016 Fee-based Revenue 1 – Fee-based Revenue = A non-GAAP financial measure, is the sum of trust service fees, service charges on deposit accounts, card-based and other nondeposit fees, insurance commissions, and brokerage and annuity commissions Please refer to the Form 8-K filed July 21, 2016: Noninterest Income as presented on page 3 of the Financial Tables, Consolidated Statements of Income $86 $80 $83 $83 1 Insurance Commissions $20 $18 $18 $21 $22 2Q 2015 3Q 2015 4Q 2015 1Q 2016 2Q 2016 $82 18

$103 $101 $100 $101 $102 2Q 2015 3Q 2015 4Q 2015 1Q 2016 2Q 2016 Personnel $22 $21 $20 $20 $20 2Q 2015 3Q 2015 4Q 2015 1Q 2016 2Q 2016 NONINTEREST EXPENSE TRENDS ($ IN MILLIONS) Technology and Equipment 1 – FTE = Average full time equivalent employee Please refer to the Form 8-K filed July 21, 2016: Noninterest Expense as presented on page 3 of the Financial Tables, Consolidated Statements of Income FTE1 Trend $177 $172 $176 $174 $174 4,465 4,421 4,378 4,374 4,415 2Q 2015 3Q 2015 4Q 2015 1Q 2016 2Q 2016 19

C&BL by State $7.6 billion CRE by State $4.8 billion Home Equity by State $1.0 billion C&BL by Industry $7.6 billion CRE by Property Type1 $4.8 billion Residential Mortgage by State $6.0 billion Wisconsin 36% Illinois 40% Minnesota 14% Other Midwest2 9% Other 1% Manufacturing 18% Finance & Insurance 13% Power & Utilities 11% Oil & Gas 10% Real Estate 10% Wholesale Trade 8% Health Care and Soc. Assist. 5% Retail Trade 4% Profsnl, Scientific, and Tech Svs 4% Construction 3% Other 14% Wisconsin 29% Illinois 15% Minnesota 9% Texas3 12% Other Midwest2 8% Other 27% Wisconsin 31% Illinois 22% Minnesota 10% Other Midwest2 23% Texas 3% Other 11% Wisconsin 67% Illinois 18% Minnesota 13% Other Midwest2 1% Other 1% 1 – Includes allocation of the CRE construction portfolio by property type 2 – Other Midwest includes Missouri, Indiana, Ohio, Michigan and Iowa 3 – Principally reflects the oil and gas portfolio LOANS BY INDUSTRY AND STATE JUNE 2016 PERIOD END BALANCES Multi- Family 30% Retail 25% Office / Mixed Use 20% Industrial 9% 1-4 Family Construction 7% Hotel / Motel 4% Other 5% 20

Permian 19% East Texas North Louisiana Arkansas 17% Mid-Continent (primarily OK & KS) 17% South Texas & Eagle Ford 12% Rockies 10% Marcellus Utica Appalachia 8% Gulf Coast 6% Gulf Shallow 5% Other (Onshore Lower 48) 5% Bakken 1% OIL AND GAS PORTFOLIO BY GEOGRAPHY JUNE 2016 PERIOD END ESTIMATED EXPOSURE 21 Permian 19% South TX & Eagle Ford 12% East TX North LA AR 17% Rockies 10% Mid-Continent 17%

53% 34% 46% 66% 1% <1% June 2015 June 2016 HIGH QUALITY SECURITIES ($ IN BILLIONS) 22 $4.52 $4.93 $5.76 $5.94 $6.08 3.13% 2.63% 2.63% 2.49% 2.41% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% $- $0.01 .$0 2 . .3$0 .4 .$0 5 . .6$0 .7 .$0 8 .9 $0. .1 0$ .1 1.$ 2 .1 .3$ .41 .$ 5 .1 6 .$ .71 $ .8 .1 9$ .2 0 .$ .12 .$ 2 .2 3 .$ .42 .$ 5 .2 6 $ .7 2.$ .82 .9$ .3 0 .$ .13 .$ 2 .3 3 .$ 4 .3 $ .5 3.6$ .73 .$ .83 .9$ .4 0 .$ 1 .4 .$ 2 .4 3 $ .4 4.$ .54 .6$ .74 .$ 8 .4 .9$ .5 0 .$ 1 .5 $ .2 5.3$ .45 .$ 5 .5 .6$ .75 .$ 8 .5 9 .$ .6 0 $ .1 6.$ 2 .6 .3$ .46 .$ 5 . 2Q 2012 2Q 2013 2Q 2014 2Q 2015 2Q 2016 Period End Fair Value Quarterly Average Yield Investment Type Amortized Cost Fair Value Duration (Yrs) GNMA CMBS $2.12 $2.13 3.80 GNMA MBS & CMOs 1.74 1.76 3.85 Agency & Other MBS & CMOs 1.00 1.03 2.46 Municipals 1.11 1.15 5.86 Corporates & Other 0.00 0.00 2.72 Treasury 0.00 0.00 0.63 Strategic Portfolio $5.98 $6.08 3.99 Membership Stock 0.19 0.19 Total Portfolio $6.17 $6.28 GNMA CMBS 35% GNMA CMOs 22% Municipals 19% Other MBS 15% GNMA MBS 7% Other CMOs 2% Other <1% Fair Value Composition Risk Weighting Profile Portfolio Detail Portfolio and Yield Trends 0% Risk Weighted 20% Risk Weighted Other

RECONCILIATION AND DEFINITIONS OF NON-GAAP ITEMS 23 Efficiency Ratio Reconciliation 2012 2013 2014 2015 YTD 2016 Federal Reserve efficiency ratio 72.62% 70.97% 70.26% 69.90% 69.18% Fully tax-equivalent adjustment (1.62) (1.46) (1.36) (1.42) (1.36) Other intangible amortization (0.44) (0.42) (0.38) (0.30) (0.21) Fully tax-equivalent efficiency ratio 70.56% 69.09% 68.52% 68.18% 67.61% The efficiency ratio as defined by the Federal Reserve guidance is noninterest expense (which includes the provision for unfunded commitments) divided by the sum of net interest income plus noninterest income, excluding investment securities gains / losses, net. The fully tax-equivalent efficiency ratio is noninterest expense (which includes the provision for unfunded commitments), excluding other intangible amortization, divided by the sum of fully tax-equivalent net interest income plus noninterest income, excluding investment securities gains / losses, net. Management believes the fully tax-equivalent efficiency ratio, which adjusts net interest income for the tax-favored status of certain loans and investment securities, to be the preferred industry measurement as it enhances the comparability of net interest income arising from taxable and tax-exempt sources.